PIMCO

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

A CLOSED-END
FUND SPECIALIZING
IN INVESTMENTS
IN COMMERCIAL
MORTGAGE-BACKED
SECURITIES

DECEMBER 31, 2002
ANNUAL REPORT

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO currently manages over $304 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

LETTER TO OUR SHAREHOLDERS

For the fiscal year ended December 31, 2002, the PIMCO Commercial Mortgage Securities Trust returned 10.97% based on net asset value and a favorable 11.59% return based on its NYSE share price. In comparison, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, returned 10.26% for the same period. Longer-term performance has continued to be strong with the Fund posting an annualized return based on NYSE share price of 11.16% and a return based on net asset value of 8.32% for the five-year period ended December 31, 2002, outperforming the Lehman Index return of 7.55%.

Investors’ interest in equities and corporate bonds began to revive during the fourth quarter of 2002, calming the financial market turmoil that produced a flight to safe assets, especially U.S. Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation.

A powerful U.S. Treasury rally stalled during the final quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. While 2002 was a difficult period for corporate financial assets, high quality fixed income securities weathered the storm relatively well.

Policy developments that soothed investor anxieties during the latter part of the year included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year. Among these securities were relatively high yielding BBB-rated corporate bonds that had been negatively affected by accounting and corporate governance scandals, as well as emerging market issues such as Brazil.

On the following pages you will find specific details as to the Fund’s portfolio and total return investment performance in light of economic and financial market activities.

We are optimistic that 2003 will be a successful year for Fund investors. As always, we appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this annual report.

Sincerely,

Brent R. Harris
Chairman of the Board

January 31, 2003

Annual Report
December 31, 2002

ABOUT THE FUND

Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund’s primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gains from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value (“NAV”), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund’s NYSE trading symbol is “PCM.” Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron’s in a table titled “Closed-End Funds.”

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund’s mailing list.

Annual Report
December 31, 2002

YEAR IN REVIEW

Economic and Market Review

Signs of a rebound in the U. S. economy and expectations of Federal Reserve tightening drove interest rates higher in the first quarter of 2002, depressing bond market returns. Treasury yields rose across all maturities, led by the two- and the five- year, which climbed 0.70% and 0.54%, respectively. Yields fell earlier in the quarter but reversed course sharply in late February and March after positive economic reports indicating rising industrial production, improved consumer confidence, climbing housing starts and increased government spending suggested that a cyclical turning point was at hand. Bonds received no support from the Federal Reserve during the first quarter, as the central bank remained on the sidelines after easing 11 times during 2001. In a shift from its previous stance, the Fed laid the groundwork for rate increases by declaring that risks in the economy were no longer tilted toward weakness. Despite clear indications of a rebound, reduced capital spending continued to exert a drag on the economy during the first quarter.

Most bond markets gained during the second quarter as investors sought safe haven amid turbulence in other financial markets. Interest rates fell worldwide with yields on U.S. Treasuries declining as much as 0.91% in the short/intermediate portion of the yield curve. Rebounds in manufacturing, subdued inflation, continued productivity gains, an accommodative Federal Reserve and stimulative fiscal policy provided grounds for optimism. Nevertheless, financial markets were unsettled despite these positive economic indicators. Outrage about the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt performance of corporate bonds, especially in the telecom and energy/utility sectors. U.S. business investment remained weak, raising doubts about the staying power of the recovery.

Annual Report
December 31, 2002

YEAR IN REVIEW (CONT.)

Investors flocked to the safety of Treasury bonds during the third quarter amid anxiety about sluggish global growth, continued concerns about the integrity of corporate accounting and governance practices and a potential U.S. war with Iraq. Treasury yields fell as much as 1.47%, with the 10-year yield plunging to 3.59%, its lowest level in more than 40 years. Concern about a so-called “double-dip” recession in the U.S. centered on the risk that weakness in the corporate sector would infect consumer confidence and discourage spending. Efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. Astream of bad news from high profile issuers reinforced risk aversion among lenders already bruised by accounting scandals.

Investors’ risk appetites in equities and corporate bonds began to revive during the fourth quarter amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against the risks of deflation. A powerful Treasury rally stalled during the fourth quarter as investors regained interest in credit-sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81%, up 0.22% during the quarter, though still down a substantial 1.24% for the full year. Policy developments that soothed investor anxieties during the fourth quarter included: a larger-than-expected 0.50% rate cut by the Federal Reserve and by the European Central Bank; statements by Fed officials that they were prepared to use tools other than the federal funds rate to forestall deflation; and prospects for a bigger dose of fiscal stimulus in the U.S. As a consequence, buyers returned to bonds outside the Treasury sector where positive or improving fundamentals had been obscured by the wave of indiscriminate risk aversion earlier in the year.

Annual Report
December 31, 2002

Dividends

The Fund maintained an uninterrupted and constant dividend throughout the year, holding the monthly per share rate steady at $0.09375. In addition, a special dividend of $0.282 per share was declared towards the end of the fourth quarter from ordinary income accumulated over the year in excess of the Fund’s regular distributions.

Annual Report
December 31, 2002

YEAR IN REVIEW (CONT.)

These dividend payouts, excluding the special dividend, equate to an annualized dividend yield of 7.86% based on the Fund’s NYSE share trading price as of December 31, 2002. The main factors shaping the dividend payout going forward will be CMBS spreads and the steepness of the yield curve. The steep yield curve allows PIMCO to finance trades (utilize leverage) profitably and generate excess income.

Performance

For the 12-month period ended December 31, 2002, the Fund delivered a total return investment performance of 10.97% based on net asset value and a 11.59% return based on its NYSE share price. These total returns outperformed the 10.26% return of the Lehman Brothers Aggregate Bond Index over the fiscal period. The CMBS sector performed well relative to corporates, and performed comparably to Treasuries during 2002’s flight to quality. An allocation to the manufactured housing sector detracted from performance as this sector suffered from defaults by several major servicers. PIMCO’s focus on high quality bonds with well-diversified collateral was a benefit as lower quality securities suffered from investor risk aversion. A steep yield curve was a positive for performance as leveraged positions benefited from a large positive spread.

Annual Report
December 31, 2002

Investment Performance for the Periods Ended 12/31/2002

	1 Year	3 Years*	5 Years*	Since Inception 9/2/93*

Net Asset Value	10.97%	10.72%	8.32%	8.59%
NYSE Market Value	11.59%	17.35%	11.16%	10.11%
Lehman Brothers Aggregate Bond Index	10.26%	10.10%	7.55%	N/A

* Average annual total return

NYSE share price performance was boosted slightly over the year as the Fund’s trading premium to its net asset value advanced from 10.12% to 11.88%.

Annual Report
December 31, 2002

YEAR IN REVIEW (CONT.)

U.S. CMBS Issuance

CMBS issuance during 2002 totaled $58.0 billion, representing a 21.9% decrease from the previous year-end total of $74.3 billion. The lack of terrorism insurance and a decreased appetite for undiversified risk shut down much of the large loan market. Fusion deals, a mixture of large loans and conduit loans, increased to 25% of the total. In addition, floating rate deals made up 19% of issuance, up from 13% the previous year.

Credit Spreads

BBB rated CMBS yield spreads to interest rate swaps narrowed by 0.08% over the course of 2002. In contrast, many corporate yield spreads widened during the year. For example, Finance spreads to interest rate swaps increased by 0.08% and Industrials widened by 0.61%.

Historically, bond yields have been quoted as a spread over Treasuries, e.g., 1.50% over 10-year Treasuries. After the Treasury began buying back long dated Treasury bonds and caused the yields on these bonds to drop to artificially low levels, the market began to shift away from using the Treasury yield curve. Many bonds, including CMBS, are now quoted relative to the interest rate swap curve or simply the “swap curve.” Interest rate swaps are derivative contracts that allow investors to exchange fixed for floating coupon payments. The swap rate (and hence the rate used in the swap curve) is the fixed rate that an investor would receive if the investor paid out LIBOR.

While Treasuries and top quality assets generally outperformed in 2002, corporates and lower grade bonds regained some ground on a relative basis in the final quarter. Mortgages outpaced Treasuries on a like-duration basis for the fourth quarter and the year. Mortgages held up well even though refinancings remained rapid with mortgage rates near 40-year lows.

Annual Report
December 31, 2002

Quality Ratings

The portfolio’s rating quality increased over the course of the 12-month period due to both upgrades of the Fund’s current holdings and a change in credit strategy for new purchases. It was our view that investors were not adequately compensated to take significant risk as yield spreads narrowed. Overall credit quality was increased because higher quality bonds were more likely to benefit from falling rates. At the same time we continue to review all our holdings regularly to insure that the credit held retains the same characteristics as when purchased.

Upgraded Securities during the Past 12 Months

Security Description	New Rating	Prior Rating	Rating Service	% of Net Assets

Nationslink Funding Corp.
7.682% due 01/20/2009	AA-	A	Fitch	2.0%
Nomura Asset Securities Corp.
10.442% due 09/11/2019	AAA	A+	Fitch	2.2%
Federal Deposit Insurance Corp.
3.060% due 11/25/2026	AAA	A-	Fitch	1.1%
NationsBanc Mortgage Capital Corp.
8.080% due 05/25/2028	AAA	B+	Fitch	2.3%

Annual Report
December 31, 2002

YEAR IN REVIEW (CONT.)

*As rated by Standard & Poor's or the equivalent by Moody's or Fitch IBCA.

Sector Allocations and Geographic Distribution

The Fund features its greatest sector concentrations in multi-class and multi-family CMBS. These two sectors are relatively non-cyclical and offer diversification and stability. The ongoing economic recession has continued to put pressure on various sectors of the real estate market throughout the year, e.g., office space. However, we continue to believe that much of the CMBS held by the Fund is well insulated from these problems given the diversification and seasoning of the portfolio.

*A mix of all types of commercial properties

Annual Report
December 31, 2002

The geographic distribution of the Fund has not changed significantly over 2002. The Portfolio has always been highly diversified from a geographic perspective. Due to the diversity among CMBS issuance, the Fund’s geographic concentration has remained relatively stable with the top three states being California, Texas and Florida.

Market Outlook

The global economy, and hence the bond market, is in a transition phase. U.S. monetary and fiscal stimulus will reduce deflation risk and sustain moderate growth of about 3% over the next year. Inflation will remain mild and interest rates will be range-bound near current levels. Over the longer term, these stimulative policies will help shift the global economy toward reflation.

This transition will mean that mild inflation, moderate growth and range-bound interest rates will prevail in 2003. Over the next few years, inflation will rise to highs of 3% to 4% and U.S. interest rates will trend upward. These changes will not mean a bear market for bonds, as bonds will still offer relatively attractive yields with less volatility than most asset classes.

Annual Report
December 31, 2002

FINANCIAL HIGHLIGHTS

Selected Per Share Data for the Year Ended:	For the year ended December 31, 2002	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 1999	For the year ended December 31, 1998

Net asset value, beginning of period	$12.85	$12.86	$12.89	$13.74	$13.97
Net investment income	1.22	1.28	1.39	1.08	1.24
Net realized/unrealized gain (loss) on investments	0.14	0.06	(0.10)	(0.75)	(0.25)
Total from investment operations	1.36	1.34	1.29	0.33	0.99
Less dividends from net investment income	(1.41)	(1.35)	(1.32)	(1.18)	(1.22)

Net asset value, end of period	$12.80	$12.85	$12.86	$12.89	$13.74

Per share market value, end of period	$14.32	$14.15	$12.56	$12.00	$13.75

Total investment return
Per share market value (a)	11.59%	24.20%	16.60%	(4.42% )	9.86%
Per share net asset value (b)	10.97%	10.69%	10.50%	2.44%	7.33%
Ratios to average net assets
Operating expenses (excluding interest expense)	1.08%	1.12%	1.01%	1.01%	0.99%
Total operating expenses	1.94%	3.28%	4.15%	3.16%	3.61%
Net investment income	9.34%	9.67%	10.79%	7.97%	8.81%
Supplemental data
Net assets, end of period (000s)	$142,063	$141,746	$141,581	$141,860	$151,222
Amount of borrowings outstanding, end of period (000s)	$50,993	$63,448	$72,034	$52,233	$59,990
Portfolio turnover rate	41.62%	59.90%	104.73%	1.86%	7.92%

(a)

Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(b)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

Annual Report
See accompanying notes December 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands, except per share amounts	December 31, 2002

Assets:
Investments in securities, at market value (Identified cost: $197,205)	$195,063
Receivable for investments sold	4,735
Interest and dividends receivable	1,640
Paydown receivable	56

Total assets	201,494

Liabilities:
Reverse repurchase agreements	$50,993
Payable for investments purchased	1,991
Due to Custodian	1,388
Dividends payable	4,171
Accrued investment manager’s fee	261
Accrued administration fee	36
Swap premiums received	360
Unrealized depreciation on swap agreements	141
Other liabilities	90

Total liabilities	59,431

Net assets applicable to outstanding stock	$142,063

Net Assets Consist of:
Capital stock - authorized 300 million shares, $.001 par value; oustanding 11,100,085 shares	$11
Additional paid in capital	153,503
(Overdistributed) net investment income	(328)
Accumulated undistributed net realized (loss)	(8,841)
Net unrealized (depreciation)	(2,282)

$142,063

Net asset value per share outstanding	$12.80

Annual Report
See accompanying notes December 31, 2002

STATEMENT OF OPERATIONS

Amounts in thousands	For the year ended December 31, 2002

Investment Income:
Interest	$16,318

Total income	16,318

Expenses:
Investment manager fees	1,038
Administration fees	143
Custodian and portfolio accounting fees	32
Transfer agent expense	30
Directors’ fees	96
Proxy expense	22
Legal fee	50
Audit fee	23
Interest expense	1,237
Printing expense	79
Other expenses	45

Total expenses	2,795

Net investment income	13,523

Net realized and unrealized gain (loss):
Net realized (loss) on investments	(832)
Net realized (loss) on futures contracts, written options, and swaps	(463)
Net change in unrealized appreciation on investments	2,866
Net change in unrealized (depreciation) on futures contracts, written options, and swaps	(141)
Net gain	1,430

Net increase in assets resulting from operations	$14,953

STATEMENTS OF CHANGES IN NET ASSETS

Amounts in thousands except share amounts	For the year ended December 31, 2002	For the year ended December 31, 2001

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$13,523	$14,074
Net realized (loss) on investments	(1,295)	(34)
Net change in unrealized appreciation on investments	2,725	701
Net increase resulting from operations	14,953	14,741
Distributions to Shareholders:
From net investment income	(15,589)	(14,854)
Fund Share Transactions:
Issued as reinvestment of distributions (69,604 and 20,894 shares, respectively)	953	278

Total Increase in Net Assets	317	165

Net Assets:
Beginning of period	141,746	141,581
End of period*	$142,063	$141,746
* Including net undistributed (overdistributed) investment income of:	$(328)	$134

Annual Report
See accompanying notes December 31, 2002

STATEMENT OF CASH FLOWS

Amounts in thousands	For the year ended December 31, 2002

Increase (Decrease) in Cash from:
Financing Activities:
Sales of Fund shares	$0
Redemptions of Fund shares	0
Cash distributions paid	(13,959)
Proceeds from financing transactions	(11,067)
Net increase from financing activities	(25,026)
Operating Activities:
Purchases of long-term securities	(87,541)
Proceeds from sales of long-term securities	106,430
Purchases of short-term securities (net)	(11,644)
Net investment income	13,523
Change in other receivables/payables (net)	4,258

Net (decrease) from operating activities	25,026

Net Increase in Cash	0

Cash:
Beginning of period	0
End of period	$0

Annual Report
See accompanying notes December 31, 2002

SCHEDULE OF INVESTMENTS

	Principal Amount (000s)	Value (000s)

COMMERCIAL MORTGAGE-BACKED SECURITIES 115.2%
Healthcare 9.5%
Red Mountain Funding Corp.
7.072% due 01/15/2019 (a)	$2,000	$1,599
7.471% due 01/15/2019 (a)	1,000	145
8.923% due 01/15/2019 (a)	1,000	254
9.150% due 11/28/2027 (a)	3,200	1,601
SC Commercial
7.050% due 11/28/2013 (a)	5,000	4,975
7.800% due 11/28/2013 (a)	5,000	4,975

		13,549

Hospitality 15.5%
Host Marriott Pool Trust
8.310% due 08/03/2009 (a)	2,000	2,180
Hotel First
8.520% due 08/05/2008 (a)(b)	2,355	2,416
NACC Cooper Hotel
7.500% due 07/15/2013 (a)	5,826	6,408
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (a)(b)	2,500	2,704
Strategic Hotel Capital, Inc.
3.820% due 04/15/2011 (a)(c)	4,990	4,491
Times Square Hotel Trust
8.528% due 08/01/2026 (a)	3,929	3,796

		21,995

Multi-Class 46.7%
Aetna Commercial Trust
7.100% due 12/26/2030	611	611
American Southwest Financial Securities Corp.
8.000% due 01/18/2009	1,500	1,721
American Southwest Financial Securities Corp. (IO)
1.078% due 01/18/2009 (c)(d)	2,668	107
Asset Securitization Corp.
7.384% due 08/13/2029	750	838
Blackrock Capital Financial
4.129% due 10/25/2026 (a)(c)	1,297	1,291
CBA Mortgage Corp.
6.670% due 12/25/2003	227	226
6.720% due 12/25/2003	1,500	1,504
Commercial Mortgage Acceptance Corp.
6.929% due 11/15/2009 (c)	1,500	1,647
Commercial Mortgage Asset Trust
6.640% due 09/17/2010	3,000	3,419
7.546% due 01/17/2010	210	241
CS First Boston Mortgage Securities Corp.
2.920% due 12/15/2011 (a)(c)	2,000	1,994
Federal Deposit Insurance Corp.
3.060% due 11/25/2026 (b)(c)	1,569	1,569
Federal Housing Administration
7.380% due 04/01/2041	2,466	2,466
FFCA Secured Lending Corp. (IO)
1.000% due 09/18/2020 (a)(c)(d)	19,955	1,578
First Chicago Lennar Trust
8.006% due 04/29/2006 (a)(c)	4,664	4,786
First Union National Bank- Bank of America Commercial Mortgage Trust (IO)
2.002% due 03/15/2011 (a)(c)(d)	30,000	2,979
GMAC Commercial Mortgage Securities, Inc.
6.500% due 03/15/2012 (b)	2,220	2,344
7.097% due 05/15/2030 (a)(c)	1,500	840
7.860% due 11/15/2006 (a)	500	492
Green Tree Financial Corp.
7.510% due 07/15/2028	4,000	760
GS Mortgage Securities Corp. II
6.044% due 08/15/2018 (a)	362	390
6.624% due 05/03/2018 (a)(b)	2,000	2,203
Hilton Hotel Pool Trust (IO)
1.000% due 10/01/2016 (a)(c)(d)	34,071	1,448
J.P. Morgan Commercial Mortgage Finance Corp.
8.504% due 11/25/2027 (a)(c)	2,284	2,238
Keystone Owner Trust
8.500% due 01/25/2029 (a)	2,809	2,761
Merrill Lynch Mortgage Investors, Inc.
7.571% due 06/15/2021 (c)	401	430
9.428% due 11/25/2020 (a)(c)	391	390
Morgan Stanley Capital I
6.850% due 02/15/2020 (a)	1,000	980
7.018% due 12/15/2031 (c)	200	206
7.498% due 11/15/2028 (a)	3,500	3,990
7.695% due 10/03/2030 (a)	2,000	1,930
Mortgage Capital Funding, Inc.
7.531% due 04/20/2007	1,000	1,117
Nationslink Funding Corp.
7.050% due 02/20/2008 (a)	2,000	1,984
7.100% due 01/20/2009 (b)	2,000	2,215
7.105% due 01/20/2013 (a)	2,500	2,380
7.682% due 01/20/2009 (b)(c)	2,500	2,904
Nomura Asset Securities Corp.
10.442% due 09/11/2019 (c)	3,000	3,112
Prudential Securities Secured Financing Corp.
6.755% due 08/15/2011 (a)	2,000	1,771
7.610% due 12/26/2022	1,000	1,047
Salomon Brothers Mortgage Securities VII
7.500% due 05/25/2026	144	151
Structured Asset Securities Corp.
7.750% due 02/25/2028 (b)	1,243	1,269

		66,329

Multi-Family 38.4%
Bear Stearns Commercial Mortgage Securities, Inc.
5.060% due 11/15/2016	24	25
Chase Commercial Mortgage Securities Corp.
6.900% due 11/19/2006	1,500	1,631
6.900% due 11/19/2028 (a)	5,500	5,589
Fannie Mae
5.500% due 01/14/2033	2,000	1,991
5.913% due 04/01/2023 (b)	11,402	12,381
6.056% due 07/01/2012 (b)	10,946	11,983
6.160% due 05/01/2008 (b)	2,376	2,592
6.930% due 09/01/2021 (b)	7,714	8,620
7.840% due 12/25/2015 (a)(c)	1,608	1,367
7.840% due 12/25/2015 (a)(c)	874	612
7.875% due 11/01/2018	25	25
9.375% due 04/01/2016	592	602
Federal Housing Administration
8.360% due 01/01/2012	676	678
First Boston Mortgage Securities Corp.
7.448% due 09/25/2006 (c)	976	991
G-Wing Ltd.
4.302% due 05/06/2004 (a)(c)	750	743
Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024	1,492	1,425
NationsBanc Mortgage Capital Corp.
8.080% due 05/25/2028 (a)	3,243	3,288

		54,543

Other Mortgage-Backed Securities 5.1%
Airplanes Pass Through Trust
10.875% due 03/15/2019	2,222	127
First International Bank
7.552% due 04/15/2026 (c)	1,856	928
First Sierra Receivables
11.510% due 01/18/2007 (a)	1,568	1,568
LB Commercial Conduit Mortgage Trust
6.000% due 11/19/2035 (a)	5,000	4,515
Next Card Credit Card Master Trust
9.174% due 12/15/2006 (a)(c)	1,000	50
		7,188

Total Commercial Mortgage-Backed Securities (Cost $164,821)		163,604

Annual Report
See accompanying notes December 31, 2002

	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES 0.3%
Industrials 0.3%
U.S. Airways, Inc.
9.330% due 01/01/2006 (e)	$658	$372

Total Corporate Bonds & Notes (Cost $669)		372

ASSET-BACKED SECURITIES 9.4%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	1,925
Bear Stearns Mortgage Securities, Inc.
7.750% due 06/25/2027	1,285	1,297
Conseco Finance
10.550% due 05/15/2005	1,000	950
Conseco Finance Securitizations Corp.
10.210% due 02/01/2032	2,500	1,250
Green Tree Financial Corp.
7.050% due 02/15/2027	922	722
ICI Funding Corp. Secured Assets Corp.
7.750% due 03/25/2028	879	881
IMPAC Secured Assets CMN Owner Trust
8.950% due 07/25/2025	448	452
Keystone Owner Trust
8.500% due 01/25/2029 (a)	1,146	1,189
Life Financial Home Loan Owner Trust
9.090% due 04/25/2024 (b)	2,392	2,486
Residential Funding Mortgage Securities I, Inc.
7.000% due 05/25/2011	601	606
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (a)	1,613	1,613

Total Asset-Backed Securities (Cost $13,998)		13,371

SHORT-TERM INSTRUMENTS 12.4%
Commercial Paper 11.2%
BP America, Inc.
1.220% due 01/02/2003	300	299
CDC
1.310% due 02/03/2003	1,100	1,098
Eksportfinanans ASA
1.305% due 02/10/2003	5,600	5,592
1.310% due 02/10/2003	600	599
Federal Home Loan Bank
1.280% due 03/19/2003	100	100
National Australia Funding, Inc.
1.410% due 01/02/2003	400	400
Pfizer, Inc.
1.310% due 02/12/2003	900	899
Royal Bank of Scotland
1.310% due 02/27/2003	1,300	1,297
Svenska Handelsbank, Inc.
1.320% due 03/24/2003	600	598
UBS Finance, Inc.
1.310% due 03/05/2003	1,700	1,696
1.315% due 03/12/2003	800	798
1.320% due 03/12/2003	400	399
1.325% due 03/19/2003	1,000	997
1.325% due 03/26/2003	200	200
1.350% due 03/19/2003	1,000	997

		15,969

U.S. Treasury Bills 1.2%
1.183% due 02/13/2003-02/20/2003 (b)(f)	1,750	1,747

Total Short-Term Instruments (Cost $17,717)		17,716

Total Investments 137.3% (Cost $197,205)		$195,063
Other Assets and Liabilities (Net) (37.3%)		(53,000)

Net Assets 100.0%		$142,063

Notes to Schedule of Investments (amounts in thousands):

(a)		Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(b)		Securities, or a portion thereof, pledged as collateral for reverse repurchase agreements.

(c)		Variable rate security. The rate listed is as of December 31, 2002.

(d)		Interest only security.

(e)		Security is in default.

(f)		Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g)		Swap agreements outstanding at December 31, 2002:

Type	Notional Amount	Unrealized (Depreciation)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 5.000%.
Counterparty: Merrill Lynch & Co., Inc.
Exp. 06/18/2008	$7,200	$(141)

Annual Report
See accompanying notes December 31, 2002

NOTES TO FINANCIAL STATEMENTS

1.  General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Net asset value per share is determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Short-term investments which mature in sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Annual Report
December 31, 2002

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act of 1940. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Restricted Securities. The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Annual Report
December 31, 2002

NOTES TO FINANCIAL STATEMENTS (CONT.)

3.  Fees, Expenses, and Related Party Transactions

Investment Manager Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Dresdner Asset Management of America L.P., (formerly PIMCO Advisors L.P.), and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

Expenses. The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses. In addition, an unaffiliated Director who serves as a committee chair receives an additional annual retainer of $500.

4.  Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other

	Purchases	Sales	Purchases	Sales

PIMCO Commercial Mortgage Securities Trust	$42,390	$24,660	$53,607	$57,663

5.  Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the period ended December 31, 2002 was $63,311,586 at a weighted average interest rate of 1.94%. On December 31, 2002, securities valued at $55,685,160 were pledged as collateral for reverse repurchase agreements. The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks.  If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

6.  Federal Income Tax Matters

As of December 31, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Depreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)

PIMCO Commercial Mortgage Securities Trust, Inc.	$18	$0	$(140)	$0	$(7,440)	$(1,350)

(1) Adjusted for accelerated recognition of unrealized gain/(loss) for certain options, futures, and foreign currency transactions.

(2) Capital loss carryovers expire in varying amounts through December 31, 2010.

(3) Capital losses realized during the period November 1, 2002 through December 31, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Annual Report
December 31, 2002

As of December 31, 2002, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)

PIMCO Commercial Mortgage Securities Trust, Inc.	$197,602	$11,417	$(13,956)	$(2,539)

(4) Primary difference, if any, between book and net unrealized appreciation/(depreciation) is attributable to interest only securities adjustments for federal income tax purposes.

For the fiscal year ended December 31, 2002, the Fund made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

PIMCO Commercial Mortgage Securities Trust, Inc.	$15,589	$0	$0

The Fund did not distribute capital gains during the fiscal year due to accumulated capital losses. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

7.  Change of Investment Policies (Unaudited)

The Fund’s Board of Directors approved modifications to the PIMCO Commercial Mortgage Securities Trust, Inc.’s (the “Fund”) investment policies as a result of a new rule promulgated by the Securities and Exchange Commission (“Commission”). The Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the “Names Rule”), generally requiring a fund with a name suggesting a focus in a particular type of investment to invest under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in the type of investment suggested by its name. As a result, effective July 31, 2002, the Board of Directors of the Fund adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets, plus the amounts of any borrowings for investment purposes, in commercial mortgage-backed securities. Prior to the change, the Fund was subject to a similar requirement with regard to 65% of its total assets. Pacific Investment Management Company LLC, the Fund’s investment adviser, does not believe that the new policy will result in any changes in the way the Fund is currently managed.

This investment policy may be changed in the future by the Fund’s Board of Directors without shareholder approval. The Fund will provide shareholders with at least 60 days’ prior notice of any change to this investment policy.

In addition, the Fund changed its investment policies: (i) to eliminate the requirement that liquid assets segregated to meet asset coverage requirements be “high grade debt obligations rated A or better”; and (ii) to permit the Fund to invest in futures and related options for other than bona-fide hedging purposes, provided that, immediately after such an investment, the aggregate initial margin deposits plus premiums paid for open futures options positions, less the amount by which any such options are “in the money,” does not exceed 5% of the Fund’s net assets. These changes were designed to reflect, among other things, changes in regulatory requirements since the Fund’s launch in 1993.

Annual Report
December 31, 2002

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of PIMCO Commercial Mortgage Securities Trust, Inc. (hereafter referred to as the “Fund”) at December 31, 2002, and the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the years ended December 31, 2002 and December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2000, 1999, and 1998 were audited by other independent accountants whose report dated February 12, 2001, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 25, 2003

Annual Report
December 31, 2002

PRIVACY POLICY

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you.  This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account  statements and other information, conducting research on client satisfaction, and gathering shareholder proxies.  We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies.  These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law  enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated  third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with  information about products and services that we believe may be of interest to you. The information we share may  include, for example, your participation in our mutual funds or other investment programs, your ownership of certain  types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share  your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: PIMCO Advisors L.P., Pacific Investment Management Company LLC, PIMCO Equity Advisors, Cadence Capital Management, NFJ Investment Group, Parametric Portfolio Associates, PIMCO Advisors Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

Annual Report
December 31, 2002

DIVIDEND REINVESTMENT PLAN

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income.  The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. State Street Bank & Trust Co. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional  shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

Annual Report
December 31, 2002

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

     PIMCO Commercial Mortgage Securities Trust, Inc.
     c/o State Street Bank & Trust Co.
     150 Royalle Street
     Canton, MA 02021
     Telephone: 800-213-3606

If your shares are not held in your name, you should contact your  brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to State Street Bank & Trust Co.. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Annual Report
December 31, 2002

MANAGEMENT OF THE FUND INFORMATION (UNAUDITED)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Directors of the Fund

Name, Age and Position Held with Fund	Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors

Brent R. Harris * (43) Chairman of the Board and Director	06/1993 to Present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	69	None

R. Wesley Burns * (43) President and Director	11/1997 to Present (since 02/1994 as President)	Managing Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A. Formerly, Executive Vice President, PIMCO and PIMCO Funds: Multi-Manager Series.	68	None

Non-Interested Directors

Guilford C. Babcock (71) Director	07/1993 to Present	Private Investor; Professor of Finance Emeritus, University of Southern California; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; and Director, Good Hope Medical Foundation.	68	Director, Growth Fund of America and Fundamental Investors Fund of the Capital Group.

E. Philip Cannon (62) Director	03/2000 to Present	Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series. Formerly, Headmaster, St. John’s School, Houston, Texas.	113	None

Vern O. Curtis (68) Director	02/1995 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust and Director, Fresh Choice, Inc. (restaurant company).	68	Director, Public Storage Business Parks, Inc., (Real Estate Investment Trust).

J. Michael Hagan (63) Director	03/2000 to Present	Private Investor and Business Consultant; Trustee, PIMCO Funds: Pacific Investmenet Management Series; Trustee, PIMCO Variable Insurance Trust; Member of the Board of Regents, Santa Clara University; Member of the Board, Taller San Jose; Trustee, South Coast Repertory Theater; Director, Freedom Communications; Director, Remedy Temp (staffing); and Director, Saint Gobain Corporation (manufacturing). Formerly, Chairman and CEO, Furon Company (manufacturing).	68	Director, Ameron International (manufacturing).

Thomas P. Kemp (72) Director	07/1993 to Present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; and Vice Chairman, Board of Regents, Pepperdine University.	68	Chairman, OneTouch Technologies Corp. (electronic systems for long term care facilities).

William J. Popejoy (64) Director	07/1993 to 02/1995 and 08/1995 to Present	Managing Member, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, California State Lottery.	68	None

[1] Directors serve until their successors are duly elected and qualified.

* Each of Mr. Harris and Mr. Burns is an “interested person” of the Fund (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

Annual Report
December 31, 2002

Officers of the Fund

Name, Age and Position Held with Fund	Term of Office	Principal Occupation(s) During Past 5 Years

Daniel J. Ivascyn (33) Senior Vice President	11/2001 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

William C. Powers (45) Senior Vice President	07/1993 to Present	Managing Director, PIMCO.

Jeffrey M. Sargent (39) Senior Vice President	06/1993 to Present (since 02/1999 as Senior Vice President)	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	02/1999 to Present	Vice President, PIMCO. Formerly, Manager, PIMCO.

William S. Thompson, Jr. (57) Vice President	07/1993 to Present	Managing Director and Chief Executive Officer, PIMCO.

Michael J. Willemsen (42) Vice President	02/1995 to Present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn (56) Secretary	08/1995 to Present	Specialist, PIMCO.

John P. Hardaway (45) Treasurer	06/1993 to Present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to Present	Vice President, PIMCO. Formerly, tax consultant with Deloitte and Touche LLP and PricewaterhouseCoopers LLP.

Annual Report
December 31, 2002

OTHER INFORMATION

Investment Manager and Administrator
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, California 92660

Transfer Agent
State Street Bank & Trust Co.
150 Royalle Street
Canton, Massachusetts 02021

Custodian
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, Missouri 64105

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

Independent Auditors
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, Missouri 64105

PIMCO
COMMERCIAL
MORTGAGE
SECURITIES
TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.